================================================================================
                                                Monthly Operating Report
                                                      ACCRUAL Basis

     CASE NAME:   Physicians Resource Group, Inc.
-------------------------------------------------
     CASE NUMBER: 00-30748-RCM
-------------------------------------------------
     JUDGE:       Robert C. McGuire
-------------------------------------------------

                        UNITED STATES BANKRUPTCY COURT

                        NORTHERN DISTRICT OF TEXAS

                              DALLAS DIVISION

                         MONTH ENDING: April 30, 2000


 I DECLARE UNDER PENALTY OF PERJURY THAT I HAVE EXAMINED THE FOLLOWING MONTHLY OPERATING REPORT (ACCRUAL BASIS-1 THROUGH ACCRUAL BASIS-7) AND THE ACCOMPANYING ATTACHMENTS AND THESE DOCUMENTS ARE TRUE, CORRECT AND COMPLETE. DECLARATION OF THE PREPARER IS BASED ON ALL INFORMATION OF WHICH PREPARER HAS KNOWLEDGE.



     RESPONSIBLE PARTY:


/s/ Michael W. Yeary                            Chief Restructuring Officer
---------------------------------------  ---------------------------------------
ORIGINAL SIGNATURE OF RESPONSIBLE PARTY                   TITLE


     Michael W. Yeary                                  5/19/2000
---------------------------------------  ---------------------------------------
PRINTED NAME OF RESPONSIBLE PARTY                         DATE


     PREPARER:


/s/ Karen G. Nicolaou                            Controller - Secretary
---------------------------------------  ---------------------------------------
ORIGINAL SIGNATURE OF PREPARER                           TITLE


     Karen G. Nicolaou                                 5/19/2000
---------------------------------------  ---------------------------------------
PRINTED NAME OF RESPONSIBLE PARTY                         DATE

                                                Monthly Operating Report

                                                    ACCRUAL BASIS-1

--------------------------------------------------
    CASE NAME: PHYSICIANS RESOURCE GROUP, INC.
--------------------------------------------------
    CASE NUMBER: 00-30748-RCM
--------------------------------------------------

--------------------------------------------------
    COMPARATIVE
      BALANCE
       SHEET
--------------------------------------------------
     UNAUDITED                                         ******** AMOUNTS ARE UNAUDITED *******
----------------------------------------------------------------------------------------------------------------------------------
                                                        SCHEDULE        JANUARY      FEBRUARY          MARCH              April
    ASSETS                                             AMOUNT (1)*
----------------------------------------------------------------------------------------------------------------------------------
               1       UNRESTRICTED CASH                46,847,552            -      48,483,735      48,254,575   (2)   47,772,167
----------------------------------------------------------------------------------------------------------------------------------
               2       RESTRICTED CASH                     899,566            -         905,566         832,117            840,060
----------------------------------------------------------------------------------------------------------------------------------
               3       TOTAL CASH                       47,747,118            -      49,389,301      49,086,692         48,612,227
----------------------------------------------------------------------------------------------------------------------------------
               4       ACCOUNTS RECEIVABLE (NET)         2,963,426            -          10,561           6,991                  -
----------------------------------------------------------------------------------------------------------------------------------
               5       INVENTORY                                 -            -               -               -                  -
----------------------------------------------------------------------------------------------------------------------------------
               6       NOTES REC (SEE SCHEDULE)            529,848            -         529,878         519,948            519,133
----------------------------------------------------------------------------------------------------------------------------------
               7       PREPAID EXPENSES                  2,643,776            -       2,394,106       2,227,692          2,052,927
----------------------------------------------------------------------------------------------------------------------------------
               8       OTHER (ATTACH LIST)                       -            -         459,533         520,581            528,186
----------------------------------------------------------------------------------------------------------------------------------
               9       TOTAL CURRENT ASSETS             53,884,168            -      52,783,378      52,361,903         51,712,473
----------------------------------------------------------------------------------------------------------------------------------
              10       PROPERTY, PLANT & EQUIPMENT         201,837            -       4,525,708       4,485,554          4,485,554
----------------------------------------------------------------------------------------------------------------------------------
              11       LESS: ACCUM DEPRECATION                   -            -      (3,281,910)     (3,322,094)        (3,379,131)
----------------------------------------------------------------------------------------------------------------------------------
              12       NET PROPERTY, PLANT & EQUIP         201,837            -       1,243,798       1,163,461          1,106,423
----------------------------------------------------------------------------------------------------------------------------------
              13       DUE FROM INSIDERS                         -            -               -               -                  -
----------------------------------------------------------------------------------------------------------------------------------
              14       OTHER ASSETS NET (ATTACH         80,910,621            -      76,928,562      76,936,716         76,936,716
                       LIST)
----------------------------------------------------------------------------------------------------------------------------------
              15       OTHER (ATTACH LIST)                  40,390            -          40,390          20,072             20,072
----------------------------------------------------------------------------------------------------------------------------------
              16       TOTAL ASSETS                    135,037,016            -     130,996,128     130,482,152        129,775,684
----------------------------------------------------------------------------------------------------------------------------------
    POSTPETITION LIABILITIES
----------------------------------------------------------------------------------------------------------------------------------
              17       ACCOUNTS PAYABLE                                       -           3,487          57,986            348,108
----------------------------------------------------------------------------------------------------------------------------------
              18       TAXES PAYABLE                                          -               -               -
----------------------------------------------------------------------------------------------------------------------------------
              19       NOTES PAYABLE                                          -               -               -
----------------------------------------------------------------------------------------------------------------------------------
              20       PROFESSIONAL FEES                                      -         435,600         815,800          1,044,868
----------------------------------------------------------------------------------------------------------------------------------
              21       SECURED DEBT                                           -               -               -
----------------------------------------------------------------------------------------------------------------------------------
              22       OTHER (ATTACH LIST)                                    -         131,847         124,705            201,261
----------------------------------------------------------------------------------------------------------------------------------
              23       TOTAL POSTPETITION                                     -         570,934         998,491          1,594,237
                       LIABILITIES
----------------------------------------------------------------------------------------------------------------------------------
    PREPETITION LIABILITIES
----------------------------------------------------------------------------------------------------------------------------------
              24       SECURED DEBT                              -            -               -               -
----------------------------------------------------------------------------------------------------------------------------------
              25       PRIORITY DEBT                       569,603            -         569,603         569,603            566,693
----------------------------------------------------------------------------------------------------------------------------------
              26       UNSECURED DEBT                  135,307,165            -     140,982,547     141,098,226        140,927,149
----------------------------------------------------------------------------------------------------------------------------------
              27       OTHER (ATTACH LIST)                       -            -         442,726         442,726            444,697
----------------------------------------------------------------------------------------------------------------------------------
              28       TOTAL PREPETITION               135,876,768            -     141,994,876     142,110,554        141,938,540
                       LIABILITIES
----------------------------------------------------------------------------------------------------------------------------------
              29       TOTAL LIABILITIES               135,876,768            -     142,565,810     143,109,045        143,532,777
----------------------------------------------------------------------------------------------------------------------------------
    EQUITY
----------------------------------------------------------------------------------------------------------------------------------
              30       PREPETITION OWNERS EQUITY          (839,752)           -     (10,944,475)    (11,050,372)       (10,715,884)
----------------------------------------------------------------------------------------------------------------------------------
              31       POSTPETITION CUMULATIVE                                -        (625,207)     (1,576,520)        (2,796,340)
                       PROFIT OR (LOSS)
----------------------------------------------------------------------------------------------------------------------------------
              32       DIRECT CHARGES TO EQUITY                               -               -               -                  -
                       (ATTACH EXPLANATION)
----------------------------------------------------------------------------------------------------------------------------------
              33       TOTAL EQUITY                       (839,752)           -     (11,569,682)    (12,626,893)       (13,512,224)
----------------------------------------------------------------------------------------------------------------------------------
              34       TOTAL LIABILITIES & OWNERS      135,037,016            -     130,996,128     130,482,152        130,020,552
                       EQUITY
----------------------------------------------------------------------------------------------------------------------------------
                                                                 -
==================================================================================================================================
----------------------------------------------------------------------------------------------------------------------------------

                  * The balances reported in the "Schedule Amount" column represent the "current market value of the debtors interest in property, without deducting any secured claim or exemption." The balances in the monthly columns represent Physician Resources Group, Inc.'s historical cost basis in the asset, net of any allowance for the impairment of the asset.

                  (1) Amounts included under the "Scheduled Amount" caption have been updated to reflect changes in reported amounts subsequent to filing the debtor's Statement of Financial Affairs. PRG has filed amendments to the original "Statement of Financial Affairs" and will continue to do so as an when appropriate.

                  (2) During the month of May, PRG segregated the proceeds received on behalf of the wholly-owned subsidiaries resulting from (i) the sale of assets owned by the subsidiaries and (ii) distributions of pro rata profits from equity interests in Ambulatory Surgical Centers.

                                                                                           DETAIL SCHEDULE
CASE NAME: PHYSICIANS RESOURCE GROUP, INC.                                                 ACCRUAL BASIS 1

CASE NUMBER: 00-30748-RCM                                                           MONTH:              APRIL 2000
                                                                                                 ------------------------

                                                                      **** AMOUNTS ARE UNAUDITED ****
ITEM                                                                SCHEDULE
 NO.    DESCRIPTION                                                   AMOUNT    JANUARY      FEBRUARY     MARCH         APRIL
--------------------------------------------------------------------------------------------------------------------------------
6     NOTES RECEIVABLE
      -----------------------------------

      E. MOORE                                                       2,225,000               2,225,000    2,225,000      2,225,000
      HALEY                                                             77,215                  77,215       77,215         77,215
      WYLL                                                              76,227                  76,227       76,227         76,227
      WESTFIELD                                                        250,000                 250,000      247,186        241,525
      FRITCH                                                           300,000                 300,000      292,819        292,819
      SHAFRON                                                           60,000                  60,000       60,000         60,000
      WILEY                                                            150,000                 150,000      150,000        150,000
      DOCTORS VISION CENTER                                            146,314                 146,314      146,314        146,314
                                                                  ------------             -----------   ----------    -----------

      TOTAL NOTES RECEIVABLE                                         3,284,756               3,284,756    3,274,761      3,269,100
      ESTIMATED RESERVE AMOUNT                                      (2,754,878)             (2,754,878)  (2,754,813)    (2,749,967)
                                                                  ------------             -----------   ----------    -----------
      ESTIMATED NET PRINCIPAL BALANCE                                  529,878                 529,878      519,948        519,133
                                                                  ============             ===========   ==========    ===========

7     PREPAID EXPENSES
      -----------------------------------

      INSURANCE PREMIUMS                                             1,118,669               1,042,041      983,619        905,708
      RESOURCES CONNECTION - RETAINER/FEES                              92,574                  30,046       29,006         29,006
      GEORGE, DONALDSON & FORD - RETAINER                               35,000                  35,000       35,000         35,000
      ANDREWS & KURTH - RETAINER                                       283,863                 283,863      283,863        283,863
      ARENT FOX KINTER PLOTKIN & KAHN - RETAINER                        14,926                  14,926       18,373         18,373
      HORNTHAL PILEY ELLIS & MALLAND - RETAINER                          3,500                   3,500        3,500          3,500
      JAMES E. BOREN - RETAINER                                          8,709                   8,709        8,709         18,709
      LEE & McINNISH - RETAINER                                            709                     709          709            709
      MUNSCH HARDT KOPF & HARR - RETAINER                               10,000                  10,000       10,000         10,000
      NEAL & HARWELL -RETAINER                                           3,611                   3,611        3,611          3,611
      WOLIN, RIDLEY & MILLER - RETAINER                                                         40,875       40,875              -
      FARRIS MATTHEWS BRANAN BOBANGO -RETAINER                           7,218                   7,218        7,218          7,073
      SMYSER, KAPLAN & VESELKA -RETAINER                                50,000                  50,000       50,000         49,888
      HOULIHAN & LOKEY - RETAINER                                       35,000                  35,000       35,000         35,000
      JACKSON & WALKER - RETAINER                                      250,000                 250,000      250,000        250,000
      JONES DAY REAVIS & POGUE -RETAINER                                75,000                  75,000       75,000         75,000
      MANN FRANKFORT -RETAINER                                          80,000                  80,000       80,000         68,400
      LAURA JAMES -RETAINER                                             20,000                  20,000       20,000         20,000
      DICKSON FLATO -RETAINER                                           20,000                  20,000       20,000         20,000
      GRUBB CONSULTING -RETAINER                                         8,400                   8,400        8,400          5,495
      CLOUGH & DOUGHERTY, PLLC -RETAINER                                12,500                  12,500       12,500         12,500
      QUANTUM INTERESTS/DAVID HORN -RETAINER                            80,000                  40,000            -              -
      TONY ROVINSKY -RETAINER                                            8,000                   5,034        2,674          2,674
      DAVID SEGERS -RETAINER                                             6,600                   6,600        6,600          6,600
      AM SURG - PREPAID MANAGEMENT FEES                                228,453                 174,289      120,124         80,082
      5005 RIVERWAY - PREPAID RENT                                     143,677                 134,085      122,911        111,738
      14800 LANDMARK - PREPAID RENT                                     38,793                                    -              -
      BAKERSFIELD CBO - PREPAID RENT                                     3,174                                    -              -
      ORLANDO CBO - PREPAID RENT                                         5,400                   2,700            -              -
                                                                  ------------             -----------   ----------    -----------

      TOTAL PREPAID EXPENSES                                         2,643,776               2,394,106    2,227,692      2,052,927
                                                                 =============             ===========   ==========    ===========

8     OTHER CURRENT ASSETS
      -----------------------------------

      ACCRUED INTEREST ON NOTES RECEIVABLE                                   -                 459,532      520,581        528,186
                                                                  ------------             -----------   ----------    -----------

      TOTAL OTHER CURRENT ASSETS                                             -                 459,532      520,581        528,186
                                                                  ============             ===========   ==========    ===========

14    OTHER ASSETS NET OF AMORTIZATION
      -----------------------------------




      INVESTMENTS IN SUBSIDIARIES                                   80,910,621              76,928,562   76,936,716     76,936,716
                                                                  ------------             -----------   ----------    -----------

      TOTAL OTHER ASSETS NET OF AMORTIZATION                        80,910,621              76,928,562   76,936,716     76,936,716
                                                                  ============             ===========   ==========    ===========


      PRG HOLDS EQUITY INTERESTS IN APPROXIMATELY SEVENTY-FIVE
      MANAGEMENT SERVICE ORGANIZATIONS AND AMBULATORY SURGICAL
      CENTERS.  FOR AMOUNTS INCLUDED IN THE "SCHEDULE" COLUMN,
      PRG HAS ESTIMATED THE CURRENT MARKET VALUE TO BE
      APPROXIMATELY $80,000,000 FOR THESE INTERESTS DISCOUNTED
      APPROPRIATELY FOR THE UNCERTAINTITIES ASSOCIATED WITH
      REALIZING SUCH VALUE, AND EXCLUDING THE VALUE OF POTENTIAL
      CLAIMS WHICH MAY BE ASSERTED AGAINST  THE PRACTICES BY PRG.
      MONTHLY BALANCES REPRESENT HISTORICAL COST BASIS, LESS
      ANY RESERVE FOR IMPAIRMENT OF THE ASSET.


15    OTHER NON-CURRENT ASSETS
      -----------------------------------

      DEPOSIT - CMD REALTY INVESTMENT DALLAS                            38,790                  38,790       20,072         20,072
      DEPOSIT - CATALINA BARBER CORP BAKERSFIELD                         1,600                   1,600            -              -
                                                                  ------------             -----------   ----------    -----------


      TOTAL OTHER NON-CURRENT ASSETS                                    40,390                  40,390       20,072         20,072
                                                                  ============             ===========   ==========    ===========

22    OTHER POST-PETITION LIABILITIES
      -----------------------------------

      ACCRUALS FOR ORDINARY COURSE PROFESSIONALS                                               130,597      122,205        199,594
      ACCRUAL FOR US TRUSTEE FEE                                                                 1,250        2,500          1,667
                                                                                           -----------   ----------    -----------

                                                                                               131,847      124,705        201,261
                                                                                           ===========   ==========    ===========


27    OTHER PRE-PETITION LIABILITIES
      -----------------------------------

      EMPLOYMENT TAX & W/H LIABILITY ESCROW                                  -                 442,726*     442,726        444,697
                                                                  ------------             -----------   ----------    -----------

      TOTAL OTHER PRE PETITION LIABILITIES                                   -                 442,726      442,726        444,697
                                                                  ============             ===========   ==========    ===========

     * ACCRUED LIABILITY FOR ADJUSTMENTS WICH MAY ARISE FORM ERNST & YOUNG'S REVIEW OF IRS TRANSCRIPTS OF EMPLOYMENT
        TAX ACTIVITY OF PHYSICIANS RESOURCE GROUP, INC. AND AFFILIATED ENTITIES. THIS AMOUNT IS INCLUDED IN THE RESTRICTED
        CASH BALANCE.

                                                                              Monthly Operating Report

CASE NAME: PHYSICIANS RESOURCE GROUP, INC.                                          ACCRUAL BASIS-2

CASE NUMBER: 00-30748-RCM


INCOME STATEMENT                              ****** AMOUNTS ARE UNAUDITED ******
UNAUDITED

                                                          JANUARY          FEBRUARY       MARCH        APRIL          QUARTER
    REVENUES                                                                                                            TOTAL
------------------                                      ------------      -----------    ----------  -----------    ------------
                 1     GROSS REVENUES                              -                -             -            -               -
                 2     LESS: RETURNS & DISCOUNTS                   -                -             -            -               -
                 3     NET REVENUE                                 -                -             -            -               -

COST OF GOODS SOLD
------------------
                 4     MATERIAL                                    -                -             -            -               -
                 5     DIRECT LABOR                                -                -             -            -               -
                 6     DIRECT OVERHEAD                             -                -             -            -               -
                 7     TOTAL COST OF GOODS SOLD                    -                -             -            -               -
                 8     GROSS PROFIT                                -                -             -            -               -

OPERATING EXPENSES
------------------
                 9     OFFICER/INSIDER COMPENSATION                -           63,750        63,750       63,750         191,250
                10     SELLING & MARKETING                         -                -                                          -
                11     GENERAL & ADMINISTRATIVE                    -          509,714       600,460      496,259       1,606,433
                12     RENT & LEASE                                -           55,586        83,135       58,337         197,058
                13     OTHER (ATTACH LIST)                         -           54,165        54,165       40,042         148,371
                14     TOTAL OPERATING EXPENSES                    -          683,214       801,510      658,388       2,143,112
                15     INCOME(LOSS) BEFORE                         -         (683,214)     (801,510)    (658,388)     (2,143,112)
                       NON-OPERATING INCOME & EXPENSE

OTHER INCOME & EXPENSE
----------------------
                16     NON-OPERATING INCOME                        -          547,292       296,243      251,012       1,094,547
                17     NON-OPERATING EXPENSE                       -              108             -       (2,577)         (2,469)
                18     INTEREST EXPENSE                            -                -             -                            -
                19     DEPRECIATION/DEPLETION                      -           54,284        59,625       57,038         170,946
                20     AMORTIZATION                                -                                                           -
                21     OTHER (ATTACH LIST)                         -                         33,953          (67)         33,886
                22     NET OTHER INCOME & EXPENSES                 -          492,900       202,666      196,618         892,184

REORGANIZATION EXPENSES
-----------------------
                23     PROFESSIONAL FEES                           -          433,643       351,219      753,883       1,538,745
                24     U. S. TRUSTEE FEES                          -            1,250         1,250        4,167           6,667
                25     OTHER (ATTACH LIST)                         -                                                           -
                26     TOTAL REORGANIZATION EXPENSES               -          434,893       352,469      758,050       1,545,412
                27     INCOME TAX                                  -                                                           -
                28     NET PROFIT (LOSS)                           -         (625,207)     (951,313)  (1,219,820)     (2,796,340)

                                                                DETAIL SCHEDULES
                                                                 ACCRUAL BASIS 2

--------------------------------------------
CASE NAME: PHYSICIANS RESOURCE GROUP, INC.
CASE NUMBER: 00-30748-RCM                                      MONTH: APRIL 2000
--------------------------------------------


                         *** AMOUNTS ARE UNAUDITED ***

  ITEM
   NO                      DESCRIPTION                   JANUARY               FEBRUARY        MARCH        APRIL
-------------------------------------------------------------------------------------------------------------------
  11            GENERAL & ADMINISTRATIVE:
                ---------------------------------
                SALARIES                                                        221,522         231,687     179,593
                CONSULTING FEES                                                 188,031         164,569     106,762
                PAYROLL TAXES                                                    22,068          42,398      14,772
                INSURANCE                                                        61,938          58,888      83,900
                TRAVEL                                                            2,342           8,108       6,306
                LODGING                                                           1,036           3,839       1,918
                CONTRACT LABOR                                                    6,732          12,149       8,433
                OFFICE SUPPLIES & EXPENSE                                         4,070           5,185      12,233
                POSTAGE & DELIVERY                                                    -           6,554         816
                TELEPHONE                                                           898          23,527      77,039
                MAINTENANCE & REPAIR                                                456          42,651       2,279
                DATA PROCESSING                                                     623             906       2,208
                                                                               --------         -------     -------
                TOTAL GENERAL & ADMINISTRATIVE                                  509,715         600,460     496,259
                                                                               ========         =======     =======

  13            OTHER OPERATING EXPENSES
                ---------------------------------
                ASC MANAGEMENT FEES                                              54,165          54,165      40,042
                                                                               --------         -------     -------
                TOTAL OTHER OPERATING EXPENSES                                   54,165          54,165      40,042
                                                                               ========         =======     =======

  16            NON-OPERATING INCOME
                ---------------------------------
                GAIN (LOSS) ON SALE OF ASSETS                                         -         (22,077)      1,375
                TAX REFUND                                                        6,664               -
                INTEREST INCOME                                                 190,627         315,080     245,515
                LEGAL EXPENSE REIMBURSEMENT                                     350,000               -
                MISCELLANEOUS                                                         -           3,240       4,123
                                                                               --------         -------     -------
                TOTAL OTHER INCOME & EXPENSE                                    547,291         296,243     251,012
                                                                               ========         =======     =======

  21            NON-OPERATING EXPENSES
                ---------------------------------
                PENALTIES & LATE FEES                                                 -          20,096         (67)
                PROPERTY TAXES                                                        -          13,857           -
                                                                               --------         -------     -------
                TOTAL OTHER NON OPERATING EXPENSES                                    -          33,953         (67)
                                                                               ========         =======     =======

                                                   Monthly Operating Report
----------------------------------------------
CASE NAME: PHYSICIANS RESOURCE GROUP, INC.              ACCRUAL BASIS-3
CASE NUMBER: 00-30748-RCM
----------------------------------------------

                      ****** AMOUNTS ARE UNAUDITED ******


    CASH RECEIPTS AND                         JANUARY         FEBRUARY          MARCH             APRIL             QUARTER
    DISBURSEMENTS - UN AUDITED                                                                                       TOTAL
------------------------------------------------------------------------------------------------------------------------------------
      1     BEGINNING BALANCE                47,747,118       47,747,118       49,389,301        49,086,692        47,747,118
------------------------------------------------------------------------------------------------------------------------------------
RECEIPTS FROM OPERATIONS
------------------------------------------------------------------------------------------------------------------------------------
      2     CASH SALES                                -                                                                     -
------------------------------------------------------------------------------------------------------------------------------------
COLLECTION OF ACCOUNTS RECEIVABLE
------------------------------------------------------------------------------------------------------------------------------------
      3     PREPETITION                               -                                                                     -
------------------------------------------------------------------------------------------------------------------------------------
      4     POSTPETITION                              -                                                                     -
------------------------------------------------------------------------------------------------------------------------------------
      5     TOTAL OPERATING RECEIPTS                  -                -                -                                   -
------------------------------------------------------------------------------------------------------------------------------------
NON-OPERATING RECEIPTS
------------------------------------------------------------------------------------------------------------------------------------
      6     LOANS & ADVANCES (ATTACH LIST)            -                                                                     -
------------------------------------------------------------------------------------------------------------------------------------
      7     SALE OF ASSETS                            -                                                                     -
------------------------------------------------------------------------------------------------------------------------------------
      8     OTHER (ATTACH LIST)                       -        2,100,148          317,020           256,327         2,673,496
------------------------------------------------------------------------------------------------------------------------------------
      9     TOTAL NON-OPERATING RECEIPTS              -        2,100,148          317,020           256,327         2,673,496
------------------------------------------------------------------------------------------------------------------------------------
     10     TOTAL RECEIPTS                            -        2,100,148          317,020           256,327         2,673,496
------------------------------------------------------------------------------------------------------------------------------------
     11     TOTAL CASH AVAILABLE             47,747,118       49,847,266       49,706,321        49,343,019        50,420,614
------------------------------------------------------------------------------------------------------------------------------------
OPERATING DISBURSEMENTS
------------------------------------------------------------------------------------------------------------------------------------
     12     NET PAYROLL                               -          212,195          156,307           172,989           541,492
------------------------------------------------------------------------------------------------------------------------------------
     13     PAYROLL TAXES PAID                        -          214,427           76,264            87,815           378,505
------------------------------------------------------------------------------------------------------------------------------------
     14     SALES, USE & OTHER TAXES PAID             -                -           73,448            53,141           126,589
------------------------------------------------------------------------------------------------------------------------------------
     15     SECURED/ RENTAL/ LEASES (NOTE 1)          -                -                -                 -                 -
------------------------------------------------------------------------------------------------------------------------------------
     16     UTILITIES                                 -              923           24,575            30,030            55,528
------------------------------------------------------------------------------------------------------------------------------------
     17     INSURANCE                                 -            1,927           17,581            16,222            35,730
------------------------------------------------------------------------------------------------------------------------------------
     18     INVENTORY PURCHASES                       -                -                -                 -                 -
------------------------------------------------------------------------------------------------------------------------------------
     19     VEHICLE EXPENSE                           -                -                -                 -                 -
------------------------------------------------------------------------------------------------------------------------------------
     20     TRAVEL                                    -            3,377            9,233             8,057            20,666
------------------------------------------------------------------------------------------------------------------------------------
     21     ENTERTAINMENT - ONSITE MEALS              -              764              340                 -             1,104
------------------------------------------------------------------------------------------------------------------------------------
     22     REPAIRS & MAINTENANCE                     -              456            5,479             2,604             8,539
------------------------------------------------------------------------------------------------------------------------------------
     23     SUPPLIES                                  -            6,066            8,801            11,451            26,319
------------------------------------------------------------------------------------------------------------------------------------
     24     ADVERTISING                               -                -                -                 -                 -
------------------------------------------------------------------------------------------------------------------------------------
     25     OTHER (ATTACH LIST)                       -           17,829          238,431           136,581           392,841
------------------------------------------------------------------------------------------------------------------------------------
     26     TOTAL OPERATING DISBURSEMENTS             -          457,965          610,459           518,889         1,587,313
------------------------------------------------------------------------------------------------------------------------------------
REORGANIZATION FEES
------------------------------------------------------------------------------------------------------------------------------------
     27     PROFESSIONAL FEES                         -                -                -           206,903           206,903
------------------------------------------------------------------------------------------------------------------------------------
     28     U. S. TRUSTEE FEES                        -                -                -             5,000             5,000
------------------------------------------------------------------------------------------------------------------------------------
     29     OTHER (ATTACH LIST)                       -                -            9,171                 -             9,171
------------------------------------------------------------------------------------------------------------------------------------
     30     TOTAL REORGANIZATION EXPENSES             -                -            9,171           211,903           221,074
------------------------------------------------------------------------------------------------------------------------------------
     31     TOTAL DISBURSEMENTS                       -          457,966          619,629           730,792         1,808,386
------------------------------------------------------------------------------------------------------------------------------------
     32     NET CASH FLOW                             -        1,642,183         (302,609)         (474,465)          865,109
------------------------------------------------------------------------------------------------------------------------------------
     33     CASH - END OF MONTH              47,747,118       49,389,301       49,086,692        48,612,227        48,612,227
------------------------------------------------------------------------------------------------------------------------------------

    NOTE 1: Amounts previously reported on this line have been reclassified to Other and included as Office and Storage Unit Rental on the detailed schedule. There are no capital leases or secured lease obligations.


                                                                                DETAIL SCHEDULES
CASE NAME: PHYSICIANS RESOURCE GROUP, INC.                                       ACCRUAL BASIS 3
------------------------------------------
CASE NUMBER: 00-30748-RCM                                                        MONTH:            APRIL 2000


ITEM                                         *** AMOUNTS ARE UNAUDITED ***

NO                             DESCRIPTION                        JANUARY            FEBRUARY            MARCH      APRIL
----------------------------------------------------------------------------------------------------------------------------
              NON OPERATING RECEIPTS
              ----------------------------------------------------
7             SALE OF ASSETS:

                                                                                      -----------     -----------   --------
              SUB-TOTAL SALES OF ASSETS                                                         -               -          -
                                                                                      ===========     ===========   ========
8             OTHER:

              COLLECTION ON RECEIVABLE                                                  1,682,317          47,462     10,516
              INTEREST INCOME                                                                   -         204,985    235,025
              D & O INSURANCE CLAIM REFUND                                                350,000               -          -
              TAX REFUNDS                                                                  35,460               -          -
              COBRA PAYMENTS RECEIVED                                                      13,346          17,667      6,171
              REPAYMENT WORKING CAPITAL ADV                                                12,000               -          -
              SALE OF FURNITURE & FIXTURES (REMOTE OFCS)                                    6,654           3,275        500
              RETURNED CHECKS                                                                   -          41,521          -
              REIMBURSEMENT OF ADMIN EXPENSES                                                 371           2,111      4,115
                                                                                      -----------     -----------   --------
                                                                                        2,100,148         317,020    256,327
                                                                                      ===========     ===========   ========
              TOTAL NON OPERATING RECEIPTS                                              2,100,148         317,020    256,327
                                                                                      -----------     -----------   --------

25            OTHER OPERATING DISBURSEMENTS
              ----------------------------------------------------

              INVESTOR RELATIONS                                                                -           3,500      4,130
              CONTRACT LABOR  -  OTHER                                                      6,732          10,992     19,899
              PENALTIES & LATE FEES                                                           108              65      1,038
              CONSULTING FEES                                                               8,616         129,425     83,675
              OFFICE & STORAGE UNIT RENTAL                                                    350          93,108     25,610
              DATA PROCESSING SERVICES                                                        623             906      1,707
              TRAINING                                                                          -               -        522
              TAX LIABILITY  -  CURRENT PORTION                                             1,400             435          -
                                                                                      -----------     -----------   --------

              TOTAL OTHER OPERATING DISBURSEMENTS                                          17,829         238,431    136,581
                                                                                      ===========     ===========   ========

29            OTHER REORGANIZATION FEES
              ----------------------------------------------------

              ADVERTISING OF BANKRUPTCY IN WSJ & OTHER PUBS                                     -           5,669          -
              INVESTOR RELATIONS                                                                -           3,500          -
                                                                                      -----------     -----------   --------

                                                                                                -           9,169          -
                                                                                      ===========     ===========   ========

                                                        Monthly Operating Report
                                                            ACCRUAL BASIS-4

    CASE NAME: PHYSICIANS RESOURCE GROUP, INC.
---------------------------------------------------
    CASE NUMBER: 00-30748-RCM
---------------------------------------------------
     ********** ALL AMOUNTS ARE UNAUDITED **********
----------------------------------------------------------------------------------------------------------------------------------
                                                       SCHEDULE         JANUARY          FEBRUARY          MARCH         APRIL
    ACCOUNTS RECEIVABLE AGING                          AMOUNT
----------------------------------------------------------------------------------------------------------------------------------
               1      0 - 60                                    -
----------------------------------------------------------------------------------------------------------------------------------
               2      31 - 60                                   -
----------------------------------------------------------------------------------------------------------------------------------
               3      61 - 90                                   -
----------------------------------------------------------------------------------------------------------------------------------
               4      91 +                                      -
----------------------------------------------------------------------------------------------------------------------------------
               5      TOTAL ACCOUNTS RECEIVABLE                 -                -                -                -             -
----------------------------------------------------------------------------------------------------------------------------------
               6      AMOUNT CONSIDERED                         -                -                -                -
                      UNCORRECTABLE
----------------------------------------------------------------------------------------------------------------------------------
               7      ACCOUNTS RECEIVABLE (NET)                 -                -                -                -             -
----------------------------------------------------------------------------------------------------------------------------------

    AGING OF POSTPETITION TAXES                                                MONTH:      APRIL 2000
    AND PAYABLES
----------------------------------------------------------------------------------------------------------------------------------
    TAXES PAYABLE                                      0 - 30 DAYS      31 - 60 DAYS     61 - 90 DAYS        TOTAL

----------------------------------------------------------------------------------------------------------------------------------
               1      FEDERAL                                   -                                                  -
----------------------------------------------------------------------------------------------------------------------------------
               2      STATE                                     -                                                  -
----------------------------------------------------------------------------------------------------------------------------------
               3      LOCAL                                     -                                                  -
----------------------------------------------------------------------------------------------------------------------------------
               4      OTHER (ATTACH LIST)                                                                          -
----------------------------------------------------------------------------------------------------------------------------------
               5      TOTAL TAXES PAYABLE                                        -                -                -
----------------------------------------------------------------------------------------------------------------------------------
               6      ACCOUNTS PAYABLE                    218,803          129,304                           348,107
----------------------------------------------------------------------------------------------------------------------------------

    STATUS OF POSTPETITION TAXES                                        MONTH:      APRIL 2000
----------------------------------------------------------------------------------------------------------------------------------
    FEDERAL                                           BEGINNING          AMOUNT        AMOUNT PAID       ENDING TAX
    (ADP                                                 TAX            WITHHELD                         LIABILITY
    REPORTS                                          LIABILITY *
    ATTACHED)
----------------------------------------------------------------------------------------------------------------------------------
               1      WITHHOLDING  **                           -           57,818           57,818                -
----------------------------------------------------------------------------------------------------------------------------------
               2      FICA-EMPLOYEE  **                         -           14,520           14,520                -
----------------------------------------------------------------------------------------------------------------------------------
               3      FICA-EMPLOYER  **                         -           14,520           14,520                -
----------------------------------------------------------------------------------------------------------------------------------
               4      UNEMPLOYMENT                              -               18               18                -
----------------------------------------------------------------------------------------------------------------------------------
               5      INCOME                                    -                -                -                -
----------------------------------------------------------------------------------------------------------------------------------
               6      OTHER(ATTACH LIST)                        -                -                -                -
----------------------------------------------------------------------------------------------------------------------------------
               7      TOTAL FEDERAL TAXES                       -           86,876           86,876                -
----------------------------------------------------------------------------------------------------------------------------------
    STATE AND LOCAL
----------------------------------------------------------------------------------------------------------------------------------
               8      WITHHOLDING                               -              704              704                -
----------------------------------------------------------------------------------------------------------------------------------
               9      SALES                                     -                -                -                -
----------------------------------------------------------------------------------------------------------------------------------
              10      EXCISE                                    -                -                -                -
----------------------------------------------------------------------------------------------------------------------------------
              11      UNEMPLOYMENT (Note 1)                     -              234              234                -
----------------------------------------------------------------------------------------------------------------------------------
              12      REAL PROPERTY                             -                -                -                -
----------------------------------------------------------------------------------------------------------------------------------
              13      PERSONAL PROPERTY                         -                -                -                -
----------------------------------------------------------------------------------------------------------------------------------
              14      OTHER (ATTACH LIST)                       -                -                -                -
----------------------------------------------------------------------------------------------------------------------------------
              15      TOTAL STATE & LOCAL                       -              938              938                -
----------------------------------------------------------------------------------------------------------------------------------
              16      TOTAL TAXES                               -           87,815           87,815                -
----------------------------------------------------------------------------------------------------------------------------------

                   * Beginning tax liability should represent the liability from the prior month or, if this is the first operating report, the amount should be zero.

                  ** Attach photocopies of IRS Form 6123 or your FTD coupon and payment receipt to verify payment or deposit.

                      Note: AB-3 includes amounts from ADP reports only. This total includes an adjustment picked up on the bank reconciliation.

                                                   Monthly Operating Report
-------------------------------------------
CASE NAME: PHYSICIANS RESOURCE GROUP, INC.             ACCRUAL BASIS-5
CASE NUMBER: 00-30748-RCM
-------------------------------------------

The debtor in possession must complete the reconciliation below for each bank account, including general, payroll and tax accounts, as well as all savings and investment accounts, money market accounts, certificates of deposit, government obligations, etc. Accounts with restricted funds should be identified by placing an asterisk next to the account number. Attach additional sheets if necessary.

********** ALL AMOUNTS ARE UNAUDITED **********


BANK RECONCILIATIONS                           MONTH:      APRIL 2000
                                                     ---------------------------

-------------------------------------------------------------------------------------------------------------------------
          A.              BANK                              SWBOT                             COMERICA    *
-----------------------------------------------------------------------------------------------------------
          B.              ACCOUNT NUMBER                   326003                           1880647522          TOTAL
-------------------------------------------------------------------------------------------------------------------------
          C.              PURPOSE (TYPE)                 OPERATING (1)                      TAX ESCROW
-------------------------------------------------------------------------------------------------------------------------
                  1       BALANCE PER BANK STATEMENT           2,505,353                                        2,505,353
-------------------------------------------------------------------------------------------------------------------------
                  2       ADD: TOTAL DEPOSITS NOT CREDITED                                                              -
-------------------------------------------------------------------------------------------------------------------------
                  3       SUBTRACT: OUTSTANDING CHECKS           281,839                                          281,839
-------------------------------------------------------------------------------------------------------------------------
                  4       OTHER RECONCILING ITEMS                                                                       -
-------------------------------------------------------------------------------------------------------------------------
                  5       MONTH END BALANCE PER BOOKS          2,223,514              -          840,060        3,063,574
-------------------------------------------------------------------------------------------------------------------------
                  6       NUMBER OF LAST CHECK WRITTEN              1499                        N/A
-------------------------------------------------------------------------------------------------------------------------

     * Escrow for potential tax payments resulting from the Ernst & Young review of IRS transcripts for Physicians resource Group, Inc. and affiliated companies.

    (1) This is a zero balance account. Cash balances at the end of the day are swept into overnight interest bearing investments.


INVESTMENT ACCOUNTS                            MONTH:      APRIL 2000
                                                     ---------------------------

                                                           DATE OR           TYPE OF          PURCHASE         CURRENT
BANK ACCOUNT NAME AND NUMBER                               PURCHASE         INSTRUMENT         PRICE            VALUE
-------------------------------------------------------------------------------------------------------------------------
                  7       Southwest Bank of Texas          2-Mar-00     US TreasuryBill      23,384,140        23,594,230
-------------------------------------------------------------------------------------------------------------------------
                  8       Southwest Bank of Texas         21-Jan-00     US Treasury Bill      9,999,751        10,146,383
-------------------------------------------------------------------------------------------------------------------------
                  9       Southwest Bank of Texas          4-Feb-00     US Treasury Bill     11,498,315        11,651,766
-------------------------------------------------------------------------------------------------------------------------
                 10       Southwest Bank of Texas         21-Jan-00     Cert of Deposit         154,000           156,275
-------------------------------------------------------------------------------------------------------------------------
                 11       TOTAL INVESTMENTS                                                  45,036,206        45,548,653
-------------------------------------------------------------------------------------------------------------------------
CASH
-------------------------------------------------------------------------------------------------------------------------
                 12       CURRENCY ON HAND                                                                              -
-------------------------------------------------------------------------------------------------------------------------
                 13       TOTAL CASH - END OF MONTH                                                            48,612,227
-------------------------------------------------------------------------------------------------------------------------

                                                          Monthly
                                                         Operating
                                                           Report

    CASE NAME: PHYSICIANS RESOURCE GROUP, INC.

    CASE NUMBER: 00-30748-RCM                          ACCRUAL BASIS-6

                                                             MONTH:   APRIL 2000

      ********** ALL AMOUNTS ARE UNAUDITED **********

     --------------------------------------------------
     PAYMENTS TO INSIDERS AND PROFESSIONALS
     --------------------------------------------------

     OF THE TOTAL DISBURSEMENTS SHOWN FOR THE MONTH, LIST THE AMOUNT PAID TO INSIDERS (AS DEFINED IN SECTION 101(31)(A)-(F) OF THE U.S. BANKRUPTCY CODE) AND THE PROFESSIONALS. ALSO FOR INSIDERS, IDENTIFY THE TYPE OF COMPENSATION PAID (e. g. SALARY, BONUS, COMMISSIONS, INSURANCE, HOUSING ALLOWANCE, TRAVEL, CAR ALLOWANCE, ETC.) ATTACH ADDITIONAL SHEETS IF NECESSARY.


       INSIDERS
-----------------------------------------------------------------------------------------------------------------------------------
                                   NAME                  TYPE OF        AMOUNT PAID       TOTAL PAID
                                                         PAYMENT                           TO DATE
-----------------------------------------------------------------------------------------------------------------------------------
                 1     LANE EDENBURN                     SALARY               14,583           43,750
-----------------------------------------------------------------------------------------------------------------------------------
                 2     KAREN NICOLAOU                    SALARY               11,667           35,000
-----------------------------------------------------------------------------------------------------------------------------------
                 3     MICHAEL YEARY                     SALARY               37,500          112,500
-----------------------------------------------------------------------------------------------------------------------------------
                       SUBTOTAL                                               63,750          191,250
-----------------------------------------------------------------------------------------------------------------------------------
                 4     KAREN NICOLAOU                 EXP REIMBRMT                 -            4,154
-----------------------------------------------------------------------------------------------------------------------------------
                 5     MICHAEL YEARY                  EXP REIMBRMT             2,659            5,855
-----------------------------------------------------------------------------------------------------------------------------------
                 6     LANE EDENBURN                  EXP REIMBRMT                 -              682
-----------------------------------------------------------------------------------------------------------------------------------
                 6     TOTAL PAYMENTS TO INSIDERS                             66,409          201,259
-----------------------------------------------------------------------------------------------------------------------------------

                       Note: Insiders Salary is reported on line 9, MOR-2. Expense reimbursements for insiders is included in line 11, MOR-2

    PROFESSIONALS
---------------------------------------------------------------------------------------------------------------------------------
                                   NAME               DATE OF       AMOUNT        AMOUNT PAID            TOTAL PAID      TOTAL
                                                    COURT ORDER    APPROVED                                TO DATE      INCURRED
                                                    AUTHORIZING                                                         & UNPAID
                                                      PAYMENT                                                            *  (1)
---------------------------------------------------------------------------------------------------------------------------------
                 1     ANDREWS & KURTH                                165,865          165,865                165,865     592,426
---------------------------------------------------------------------------------------------------------------------------------
                 2     JACKSON & WALKER                                                      -                      -     452,442
---------------------------------------------------------------------------------------------------------------------------------
                 3     MANN FRANKFORT                                                        -                      -           -
---------------------------------------------------------------------------------------------------------------------------------
                 4     DAVID HORN                                      41,038           41,038                121,038           -
---------------------------------------------------------------------------------------------------------------------------------
                 5           TOTAL PAYMENTS TO                        206,903          206,903                286,903   1,044,868
                               PROFESSIONALS
---------------------------------------------------------------------------------------------------------------------------------

                    *  INCLUDE ALL FEES INCURRED, BOTH APPROVED AND UNAPPROVED.

------------------------------------------------------------------------------------------------------------
    POST PETITION STATUS OF SECURED NOTES, LEASES PAYABLE AND ADEQUATE PROTECTION PAYMENTS
------------------------------------------------------------------------------------------------------------



                       NAME OF CREDITOR                 SCHEDULED         AMOUNTS           TOTAL
                                                         MONTHLY        PAID DURING         UNPAID
                                                      PAYMENTS DUE         MONTH         POSTPETITION
------------------------------------------------------------------------------------------------------------
                 1                                                                                  -
------------------------------------------------------------------------------------------------------------
                 2
------------------------------------------------------------------------------------------------------------
                 3
------------------------------------------------------------------------------------------------------------
                 4
------------------------------------------------------------------------------------------------------------
                 5
------------------------------------------------------------------------------------------------------------
                 6     TOTAL
------------------------------------------------------------------------------------------------------------

----------------------------------------------------------
CASE NAME: PHYSICIANS RESOURCE GROUP, INC.                      MONTHLY OPERATING REPORT
----------------------------------------------------------
CASE NUMBER: 00-30748-RCM                                           ACCRUAL BASIS -7


   QUESTIONNAIRE                                                                   MONTH:        APRIL, 2000

                                                                                      YES             NO
------------------------------------------------------------------------------------------------------------------------------------
               1     Have any assets been sold or transferred outside                                 X
                     the normal course of business in this reporting
                     period?
------------------------------------------------------------------------------------------------------------------------------------
               2     Have any funds been disbursed from any account                                   X
                     other than a debtor in possession account?
------------------------------------------------------------------------------------------------------------------------------------
               3     Are any postpetition receivables (accounts,                                      X
                     notes or loans) due from related parties?
------------------------------------------------------------------------------------------------------------------------------------
               4     Have any payments been made on prepetition                                       X
                     liabilities this reporting period?
------------------------------------------------------------------------------------------------------------------------------------
               5     Have any postpetition loans been received by the                                 X
                     debtor from any party?
------------------------------------------------------------------------------------------------------------------------------------
               6     Are any postpetition payroll taxes past due?                                     X
------------------------------------------------------------------------------------------------------------------------------------
               7     Are any postpetition state or federal income                                     X
                     taxes past due?
------------------------------------------------------------------------------------------------------------------------------------
               8     Are any postpetition real estate taxes past due?                                 X
------------------------------------------------------------------------------------------------------------------------------------
               9     Are any other postpetition taxes past due?                                       X
------------------------------------------------------------------------------------------------------------------------------------
              10     Are any amounts owed to postpetition creditors                                   X
                     delinquent?
------------------------------------------------------------------------------------------------------------------------------------
              11     Have any prepetition taxes been paid during the                   X
                     reporting period?
------------------------------------------------------------------------------------------------------------------------------------
              12     Are any wage payments past due.                                                  X
------------------------------------------------------------------------------------------------------------------------------------

   If the answer to any of the above questions is "yes," provide a detailed explanation of each item. Attach additional sheets if necessary.
                     In accordance with court order   , a total of
                     fifty one thousand two hundred forty dollars and sixty-seven cents ($54,178.99) was paid for prepetition property taxes for Physician's
                     Resource Group, Inc. and its affiliated
                     companies.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


--------------------------------------------------------------
     INSURANCE
--------------------------------------------------------------

                                                                                        YES             NO
------------------------------------------------------------------------------------------------------------------------------------
               1     Are workers compensation, general liability and                   X
                     other necessary insurance coverages in effect?
------------------------------------------------------------------------------------------------------------------------------------
               2     Are all premium payments paid current.                                           X
------------------------------------------------------------------------------------------------------------------------------------
               3     Please itemized policies below.                               SCHEDULE ATTACHED
------------------------------------------------------------------------------------------------------------------------------------

   If the answer to any of the above questions is "no", or if any policies have been cancelled or not renewed during the reporting period, provide and explanation below. Attach additional sheets if necessary.

--------------------------------------------------------------
--------------------------------------------------------------


    INSTALLMENT
     PAYMENTS
------------------------------------------------------------------------------------------------------------------------------------

      TYPE OF                                                            CARRIER                    PERIOD      PAYMENT
      POLICY
                                                                                                   COVERED      AMOUNT    FREQUENCY
------------------------------------------------------------------------------------------------------------------------------------
               1     Property "all risk" except policy exclusions       Hartford                 12/99 - 12/00    11,673  MNTHLY
------------------------------------------------------------------------------------------------------------------------------------
               2     Umbrella Liability excess of schedule of              TIG                   06/99 - 06/00    48,579  QTRLY
                     underlying insurance                               Specialty
------------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------
CASE NAME: PHYSICIANS RESOURCE GROUP, INC.
CASE NUMBER: 00-30748-RCM                             RESPONSES TO QUESTIONNAIRE
-------------------------------------------
                                                MONTH:    APRIL, 2000
                                                      --------------------------

QUESTIONNAIRE
-------------------------------------------------------------------------------------------------
11                 Prepetition taxes
                   ------------------------------------------------------------------------------
                        Taxing Authority        Amount Paid         Description

                   Lake County Tax Collector     $     669.66  Property Taxes & Penalties- 1999
                   Lake County Tax Collector           733.94  Property Taxes & Penalties- 1999
                   Lake County Tax Collector         6,331.99  Property Taxes & Penalties- 1999
                   Lake County Tax Collector         3,619.07  Property Taxes & Penalties- 1999
                   Clark County Assessor             1,518.72  Property Taxes & Penalties- 1999
                   Miami-Dade County Tax colletor    2,256.22  Property Taxes & Penalties- 1999
                   Miami-Dade County Tax colletor    2,322.63  Property Taxes & Penalties- 1999
                   Miami-Dade County Tax colletor    2,049.06  Property Taxes & Penalties- 1999
                   Titusville Tax Collector          2,844.39  Property Taxes & Penalties- 1999
                   Titusville Tax Collector          2,631.47  Property Taxes & Penalties- 1999
                   Titusville Tax Collector          3,133.69  Property Taxes & Penalties- 1999
                   Titusville Tax Collector          2,838.11  Property Taxes & Penalties- 1999
                   Titusville Tax Collector          2,747.95  Property Taxes & Penalties- 1999
                   City of Dallas                       51.97  Property Taxes & Penalties- 1999
                   Houston Tax Collector                 6.11  Property Taxes & Penalties- 1999
                   Houston Tax Collector                75.96  Property Taxes & Penalties- 1999
                   Denton County Tax Collector         215.13  Property Taxes & Penalties- 1999
                   Dade City Tax Collector           4,358.29  Property Taxes & Penalties- 1999
                   Broward County Revenue Collector  2,589.45  Property Taxes & Penalties- 1999
                   Vero Beach Tax Collector          3,054.48  Property Taxes & Penalties- 1999
                   Town of Addison Tax Collector     3,446.02  Property Taxes & Penalties- 1999
                   Travis County Tax Collector         290.46  Property Taxes & Penalties- 1999
                   Pitney Bowes                        126.17  Equipment Tax - 1999
                   Pitney Bowes                        166.17  Equipment Tax - 1999
                   Dallas Tax Assessor               4,011.38  Property Taxes & Penalties- 1999
                   Pasadena Tax Assessor               770.71  Property Taxes & Penalties- 1999
                   Tampa Tax Collector               1,319.79  Property Taxes & Penalties- 1999
                                                   ----------
                   Total Paid                      $54,178.99
                                                   ==========

Insurance:
-------------------------------------------------------------------------------------------------

2                  Premiums paid currently.
                   ------------------------------------------------------------------------------
                   In accordance with the cash management orders, PRG instructed its bank not to honor checks presented after
                   February 01, 2000 dated January 31, 2000 and prior. Included in these outstanding items were $12,200 in checks payable to AON Risk Services of Texas. The company is currently in the process of reconciling their account with
                   AON, and the accounts will be brought current after obtaining appropriate payment authority from the Court. PRG has not received notice of cancellation or potential cancellation.


CASE NAME: PHYSICIANS RESOURCE GROUP, INC.                                         MONTHLY OPERATING REPORT

CASE NUMBER: 00-30748-RCM                                                          SCHEDULE OF INSURANCE COVERAGE

                                                                                     MONTH:       APRIL, 2000
                                                                                               ------------------

                                                                             POLICY PERIOD                              LIMIT OF
                                                                             -----------------------------
      TYPE OF COVERAGE                                   CARRIER                  INCEPTION   EXPIRATION   PREMIUM:      LIABILITY
-----------------------------------------------------------------------------------------------------------------------------------
1    Directors, Officers and Corporate            National Union Fire Insur        20-Apr-99    20-Apr-00  $724,000     $10,000,000
     Liability (Renewal and Extension)            Co of Pittsburgh, PA

2    Directors, Officers and Corporate            National Union Fire Insur        20-Apr-00    20-Apr-01  $450,000     $10,000,000
     Liability (One year extension of coverage)   Co of Pittsburgh, PA

3    Directors, Officers and Corporate Liability  National Union Fire Insur        20-Apr-01    20-Apr-07  $450,000     $10,000,000
     (Six year run off.)                          Co of Pittsburgh, PA

4    Employed Lawyers Liability Insurance         National Union Fire Insur        20-Apr-99    20-Apr-00  $  9,160     $ 5,000,000
     (Note 1)                                     Co of Pittsburgh, PA

5    Commercial Crime                             National Union Fire Insur        20-Apr-99    20-Apr-00  $ 15,591     $ 5,000,000
     (Note 2)                                     Co of Pittsburgh, PA

6    Workers Compensation - Standard forms;       Hartford Insurance Co/           31-Dec-99    31-Dec-00  $ 28,259     $ 1,000,000
     Extended Board
     Form endorsement where applicable            Hartford Mid West Insur

7    Auto Standard Forms & Broad Form             Hartford Insurance Co            31-Dec-99    31-Dec-00  $  2,300     $ 1,000,000
     Auto Endorsement

8    Property                                     Hartford Insurance Co            31-Dec-99    31-Dec-00  $140,073     $43,835,755

9    Umbrella Liability                           TIG Specialty Insurance          1-Jun-99      1-Jun-0   $185,061     $10,000,000

     Note 1: Policy has been extended for a period of one year on terms substantailly the same as the expiring coverage.

     Note 2: Policy has been extended for a period of approximately thirty days pending completion of negotiations with the underwriter.
